INCOME TAXES - Tax Holiday (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Feb. 28, 2022	Feb. 28, 2021	Feb. 29, 2020
INCOME TAXES
Increase in income tax expenses	$ 68,090	$ 98,368	$ 36,750
Net loss per common share-basic	$ (5.61)	$ (1.05)	$ (0.74)
Net loss per common share-diluted	$ (5.61)	$ (1.05)	$ (0.74)